                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2006
                               (JANUARY 27, 2006)

                         NORTH FORK BANCORPORATION, INC.
                          (Exact Name of Registrant as
                              Specified in Charter)


        Delaware                   1-10458                   36-3154608
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)


                 275 Broadhollow Road Melville, New York 11747
                    (Address of Principal Executive Offices)
                                   (Zip Code)

              (Registrant's Telephone Number, Including Area Code)
                                 (631) 844-1004


                                 Not Applicable
                   (Former Name or Former Address, if Changed
                               Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

      North Fork Bancorporation, Inc. issued a press release on January 27, 2006 (See Exhibit 99.1) announcing that it will be presenting at the Citigroup Financial Services Conference in New York City on TUESDAY, JANUARY 31, 2006 at 9:00 A.M. (EST).

      Citigroup has established a Live and Archived Webcast for interested parties to listen to and view the North Fork presentation. The webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and click on CITIGROUP FINANCIAL SERVICES CONFERENCE - JANUARY 31, 2006. A printable version of the presentation slideshow will also be available on the North Fork website.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release issued on January 27, 2006.

                                       2
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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 2006




NORTH FORK BANCORPORATION, INC.


By:


/s/ Daniel M. Healy_
-----------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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